BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: November 25, 2004 02:06 PM Pacific Time

Incorporation Number: **BC0210187**

Recognition Date: Incorporated on May 23, 1980

NOTICE OF ARTICLES

Name of Company:

TERYL RESOURCES CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

Delivery Address:
1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

Delivery Address:
1103 - 11871 HORSESHOE WAY
RICHMOND BC V7A 5H5
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
LORETTE, JENNIFER

Mailing Address:	Delivery Address:
1103-11871 HORSESHOE WAY RICHMOND BC V7A 5H5 CANADA	1103-11871 HORSESHOE WAY RICHMOND BC V7A 5H5 CANADA

Last Name, First Name, Middle Name:
VAN OORD, MONIQUE

Mailing Address:	Delivery Address:
1103-11871 HORSESHOE WAY RICHMOND BC V7A 5H5 CANADA	1103-11871 HORSESHOE WAY RICHMOND BC V7A 5H5 CANADA

Last Name, First Name, Middle Name:
ROBERTSON, SUSANNE M.

Mailing Address:	Delivery Address:
4040 AMUNDSEN PLACE RICHMOND BC V7C 4L8 CANADA	4040 AMUNDSEN PLACE RICHMOND BC V7C 4L8 CANADA

Last Name, First Name, Middle Name:
ROBERTSON, JOHN G.

Mailing Address:	Delivery Address:
1103-11871 HORSESHOE WAY RICHMOND BC V7A 5H5 CANADA	1103-11871 HORSESHOE WAY RICHMOND BC V7A 5H5 CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

November 15, 2004

AUTHORIZED SHARE STRUCTURE

1.	100,000,000	Common Shares	Without Par Value Without Special Rights or Restrictions attached

2.	5,000,000	Preferred Shares	With a Par Value of 1.00 Canadian Dollar(s) each With Special Rights or Restrictions attached